UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2011
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 W. 42nd Street New York, NY	10036

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 419-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
Sherwood
On November 18, 2011, Westwood One, Inc. (the “Company” or “Westwood”) and Roderick M. Sherwood, III entered into a Separation Agreement evidencing the terms of the termination of his employment effective November 18, 2011. Pursuant to the Separation Agreement, Mr. Sherwood will continue to receive his contractual base salary ($600,000) in equal installments over one year contingent on his executing and not revoking a fully effective waiver and general release substantially in the form attached as Exhibit A to his employment agreement. Mr. Sherwood is eligible to receive continued health benefits at the Company’s expense for a period of one year. Additionally, in accordance with the terms of his equity compensation awards, all unvested equity compensation previously awarded to Mr. Sherwood immediately vested upon the termination date and will remain exercisable for one year through November 18, 2012.
Chessare
On November 16, 2011, Westwood and Steve Chessare entered into a Separation Agreement evidencing the terms of the termination of his employment effective October 24, 2011. Under the Separation Agreement, Mr. Chessare will continue to receive his base salary ($380,000) in equal installments over six (6) months contingent on his executing and not revoking a fully effective waiver and general release substantially in the form attached as Exhibit A to his employment agreement. Mr. Chessare is eligible to have the costs of his continued health benefits reimbursed by the Company for a period through April 30, 2012.
Item 1.02 Termination of a Material Definitive Agreement.
On November 18, 2011, Westwood and Mr. Sherwood terminated Mr. Sherwood’s employment agreement. On November 16, 2011, Westwood and Mr. Chessare terminated Mr. Chessare’s employment agreement effective October 24, 2011. Copies of the Company’s employment agreements with Mr. Sherwood and Mr. Chessare were previously filed with the SEC. The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On November 18, 2011, Mr. Sherwood’s employment with Westwood was terminated. Mr. Sherwood was President and Chief Financial Officer of the Company until the time of its merger with Verge Media Companies, LLC on October 21, 2011. Effective October 24, 2011, Mr. Chessare’s employment with Westwood was terminated. Mr. Chessare was SVP, Sales, Network until the merger with Verge closed.
(e) The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02(e).

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
10.1	Separation Agreement, dated as of November 18, 2011 and effective as of November 18, 2011, by and between the Company and Roderick M. Sherwood, III.

10.2	Separation Agreement, dated as of November 16, 2011 and effective as of October 24, 2011, by and between the Company and Steve Chessare.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: November 18, 2011	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Executive Vice President

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